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                                                      EXHIBIT 10.5 (e)

                                                        CONFORMED COPY

           AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDMENT dated as of March 19, 1999 among TOYOTA MOTOR CREDIT CORPORATION (the "Borrower"), the BANKS listed on the signature pages hereof (the "Banks") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

                          W I T N E S S E T H :


     WHEREAS, the parties hereto have heretofore entered into a Three-Year Credit Agreement dated as of September 29, 1994, as amended as of September 28, 1995, as amended and restated as of September 24, 1996 and as amended and restated as of September 23, 1997 (collectively the "Agreement"); and

    WHEREAS, the parties hereto desire to make an amendment to terminate the Commitment of The Long-Term Credit Bank of Japan, Limited, Los Angeles Agency ("LTCB") and as a result of the termination, reduce the aggregate principal amount of the total Commitments by the amount of LTCB's Commitment;

    NOW, THEREFORE, the parties hereto agree as follows:

    Section 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the agreement shall from and after the date hereof refer to the Agreement as amended hereby.

    Section 2. Termination of Commitment and Withdrawal of Bank. With effect from and including the date this Amendment becomes effective:

    (a) LTCB shall cease to be a Bank under the Agreement and LTCB's Commitment under the Agreement shall therefore terminate; provided that the provisions of Sections 8.03 and 9.03 of the Agreement shall continue to inure to the benefit of LTCB; and

    (b) All accrued fees and other amounts payable under the Agreement for the account of LTCB shall be due and payable on such date.


    Section 3. Representations and Warranties. The Borrower hereby represents and warrants that as of the date hereof and after giving effect hereto:

    (a) no Default has occurred and is continuing; and

    (b) each representation and warranty of the Borrower set forth in the Agreement after giving effect to this Amendment is true and correct as though made on and as of such date.


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    Section 4.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

    Section 5. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective as of the date hereof when the Agent shall have received duly executed counterparts hereof signed by the Borrower and each of the Banks (or, in the case of any party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such party).















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    IN WITNESS WHEREOF, the parties hereto have caused
this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                     TOYOTA MOTOR CREDIT CORPORATION



                     By:   /s/ George E. Borst
                        -------------------------------
                        Title: Senior Vice President &
                               General Manager




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MORGAN GUARANTY TRUST
COMPANY OF NEW YORK


By: /s/ Robert Bottamedi
    --------------------------
    Title: Vice President



BANK OF AMERICA NATIONAL TRUST
& SAVINGS ASSOCIATION


By: /s/ David A. Rosso
    --------------------------
    Title: Vice President



THE BANK OF TOKYO-MITSUBISHI,
LTD. LOS ANGELES BRANCH


By: /s/ Masato Sekino
 --------------------------
Title: Deputy General
Manager


THE CHASE MANHATTAN BANK

By: /s/ Frances L. Bonham
   --------------------------
   Title: Managing Director


CITICORP USA, INC.


By: /s/ Brian Ike
    -------------------------
    Title: Attorney-in-fact


CREDIT SUISSE FIRST BOSTON


By: /s/ Jeffrey Ulmer
    -------------------------
    Title: Vice President

By: /s/ Robert N. Finney
    -------------------------
    Title: Managing Director



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ABN AMRO BANK N.V.

By: /s/ John A. Miller
    -------------------------
    Title: Group Vice
    President

By: /s/ Paul K. Stimpfl
 --------------------------
 Title: Group Vice President


PARIBAS


By: /s/ Nicholas C. Mast
    -------------------------
    Title: Regional General
    Manager

By: /s/ Brian F. Hewett
    -------------------------
    Title: Vice President


BARCLAYS BANK PLC


By: /s/ L. Peter Yetman
   --------------------------
   Title: Associate Director


DEUTSCHE BANK AG, NEW YORK BRANCH /
 CAYMAN ISLANDS BRANCH


By: /s/ Wolf A. Kluge
 -------------------------------
 Title: Vice President


By: /s/ Oliver Schwarz
    ------------------------------
    Title: Assistant Vice President


THE LONG-TERM CREDIT BANK OF JAPAN,
LTD., LOS ANGELES AGENCY

By: /s/ Yoshiaki Kozano
 -------------------------------
 Title: Deputy General Manager



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THE SAKURA BANK, LIMITED


By: /s/ Tadashi Kawai
    ------------------------------
    Title: Senior Vice President &
     Assistant General Manager


THE SANWA BANK, LIMITED,
LOS ANGELES BRANCH


By: /s/ Zenichi Muramoto
    ------------------------------
    Title: Senior Vice President &
    Deputy General Manager




THE TOKAI BANK, LIMITED

By: /s/ Satoru Kojima
    ------------------------------
    Title: Senior Vice President
    and Assistant General Manager


UBS AG, STAMFORD BRANCH


By: /s/ Gregory Raue
    ------------------------------
    Title: Director


By: /s/ Robert Mendeles
  ------------------------------
  Title: Director


MORGAN GUARANTY TRUST COMPANY
OF NEW YORK, as Agent


By: /s/ Robert Bottamedi
    ------------------------------
    Title: Vice President